T. Rowe Price
International Stock Portfolio

Semiannual Report

June 30, 1999

Dear Investor

The year thus far has witnessed a dramatic turnaround in the fortunes of international stock markets, but overall returns remained modest. Last year's safe haven-Europe-became a source of concern, while the basket cases of recent years-the emerging markets and Japan-rallied so strongly that complacency is now a major risk. This change in leadership is consistent with the different stages of the economic cycles that these regions find themselves in. The large economies of Europe were weak, though they began to improve late in the period. In Asia, signs of economic recovery were even stronger than in Europe. The new European single currency fell steadily against the U.S. dollar, and this undercut returns for U.S. investors.

Performance Review

Performance Comparison

Periods Ended 6/30/99                            6 Months           12 Months
--------------------------------------------------------------------------------

International
Stock Portfolio                                     3.79%               5.72%

MSCI EAFE Index                                     4.11                7.92

Lipper Variable Annuity
Underlying International
Funds Average                                       8.10                5.43

     In this shifting environment, your portfolio's 3.79% return in the first half of 1999 was a bit lower than the 4.11% advance of the MSCI EAFE (Europe, Australasia, and Far East) Index, which carries no expenses, but significantly behind that of its Lipper category. For the past 12 months, our 5.72% performance exceeded the Lipper category but was behind the unmanaged EAFE benchmark, as shown in the table. Results were principally influenced by the fact that more than two-thirds of the fund was invested in Europe, where stock markets were weak in dollar terms. Compared with the EAFE index, we were helped by our overweighting in Latin America and underweighting in Japan. The portfolio's edge over its peer group average over the 12 months was largely due to our preference for steady growers, which helped during a period when there was uncertainty about world economic growth. Recently this uncertainty has receded, and with cyclical stocks taking the lead in many markets, fund results slipped against our peers.

     The broad themes favoring international markets were strengthening economies, improving sentiment, recovering capital flows, and falling interest rates outside the U.S. Europe benefited from the additional stimulus of heavy corporate activity, with transactions in the first half of 1999 totaling $690 billion compared with $870 billion for the whole of 1998. The financial sector was active with the announcement of a number of major deals that point toward consolidation in Europe's banking industry. As in the U.S., leading telecommunication companies were also making moves to strengthen their strategic positions in this attractive sector. Perhaps the surprise for Europe was the strength in the U.S. economy and the attendant rise of the dollar against the euro. A slowdown in the euro zone economies allowed short-term interest rates to decline, and NATO's war in the Balkans, resolved in June, also cast a shadow over the new currency. Since January, securities listed on the 11 EMU stock markets have been denominated in euros, and a fall of about 13% against the dollar was embarrassing for the authorities and substantially undercut returns for U.S. investors, as illustrated by the table on page 2.

     In the Pacific, a massive rebound, especially in the smaller markets, was sparked by signs that economies in a number of countries were recovering and some necessary reforms are starting to be made. Even in Japan (18% of net assets), there was better news on the economy, and investors were encouraged by progress in recapitalizing the banking sector and moves toward U.S.-style corporate restructuring involving job and capacity cuts-something previously not culturally acceptable in Japan. The Tokyo market rallied strongly. Japan also saw an increase in corporate activity, including a hostile takeover by a foreign company, with the U.K.'s Cable & Wireless gaining control of telecom provider IDC. Earlier in the period, Goodyear acquired Sumitomo Rubber and Renault bought about 35% of fellow automaker Nissan. For a country that has been cautious about foreign control of its corporations, these were landmark deals.


Market Performance

Six Months                    Local            Local Currency             U.S.
Ended 6/30/99              Currency          vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------

France                       15.35%                 -12.18%              1.30%

Germany                       9.30                   -12.18             -4.01

Hong Kong                    31.65                    -0.15             31.46

Italy                        -0.74                   -12.18            -12.83

Japan                        29.64                    -6.81             20.82

Mexico                       45.44                     5.71             53.74

Netherlands                   6.57                   -12.18             -6.41

Singapore                    65.49                    -3.08             60.38

Sweden                       25.63                    -4.66             19.77

Switzerland                  -1.29                   -11.65            -12.79

United Kingdom                8.32                    -5.26              2.62
--------------------------------------------------------------------------------

Source: FAME Information Services, Inc., using MSCI indices

     Latin America (4% of net assets) showed its usual volatility. The Brazilian market plunged 28% in January as the authorities let the real (the Brazilian currency) find its own level rather than risking fast-diminishing reserves to protect it further. A recalcitrant congress balking at fiscal reforms precipitated the crisis, but President Cardoso and plunging markets were finally able to persuade the legislators to deliver. This, along with the appointment of a new and credible central bank governor and a revised IMF package, restored investor confidence, and Latin stocks surged.


INVESTMENT REVIEW

Europe

     There has been a significant divergence within the economies of Europe, by far our largest commitment at about 67% of assets, with the major ones making little progress and some of the small ones growing quite strongly.

     Italy was one of the weakest markets, primarily due to its poor finances, which necessitated a special dispensation to exceed the EMU fiscal deficit target. The country's fiscal situation was another source of concern for those worried about the viability of the euro. However, Italy was the setting for a high-profile takeover battle that served as a clarion call for the radical change taking place in the European corporate sector:
     Olivetti's successful hostile bid for portfolio holding Telecom Italia. Significantly, upstart Olivetti bested Deutsche Telekom's bid for its neighboring state monopoly.

     Germany has usually been the locomotive of Europe, but its manufacturing sector was weakened by the slump in Asian demand, and only in June did some better economic data begin to emerge. Combined with an improved political climate from business' point of view, these strong economic reports sparked a modest rebound in German shares. Our underweighting in Germany was helpful, though Mannesman, once an industrial powerhouse, today an important European telecommunications concern, outperformed strongly on its acquisition of telecom assets from Olivetti (as part of Olivetti's planned acquisition of Telecom Italia) and other additions to its portfolio of pan-European mobile and fixed telecom holdings. SAP, the business management software company, rebounded from a slump and finished the period strongly thanks to the success of its new Internet-related products and better-than-expected results. Gehe, the pharmaceutical wholesaler and retailer, fell prey to concerns about regulatory changes affecting prices despite continued sound growth in revenue and profits.

     In France, the stock market did somewhat better, helped by signs of economic recovery and continued restructuring in the corporate sector. Banque National de Paris amazed the financial sector with its audacious bid for both Paribas and Societe Generale just as they were contemplating a friendly merger. Vivendi, the utilities-based conglomerate and a key holding, demonstrated its international ambitions with an $8 billion acquisition of U.S. Filter, and retailer Pinault Printemps Redoute, another core holding, intervened in the hostile bid by LVMH for Gucci by buying a 40% stake in the latter. STMicroelectronics outperformed due to strong demand for its high-margin semiconductors used in mobile phones and other digital communications products.

     Geographic Diversification

     Europe                             67
     Japan                              18
     Pacific Rim                         7
     Latin America                       4
     Other and Reserves                  4

     Based on net assets as of 6/30/99.

     The U.K. market, which was the largest single country position in the portfolio at 18.5% of assets, posted a solid gain in local currency terms, as stocks established new highs in late April. Investors were satisfied with several interest rate cuts and a steady improvement in economic data. Stock market performance was only modest in dollar terms, though sterling held up better against the U.S. dollar than did the euro. Shell Transport & Trading, the U.K-traded issue of the Royal Dutch/Shell Group, was greatly helped by a strong rise in oil prices and by its progress in improving returns through restructuring. National Westminster Bank did well, helped by the lower rates and also its progress in focusing on higher margin businesses. Pharmaceutical giant SmithKline Beecham was weak along with most of the drug sector around the world, but gained U.S. FDA approval late in the period for its new diabetes drug Avandia, a potential blockbuster.

     The best major market in Europe was Sweden. Household appliance manufacturer Electrolux performed well on the back of an improvement in operating margins and a buoyant U.S. market. Hennes & Mauritz, an efficiently managed fashion retailer targeting teenage girls and young women, outperformed on the strength of better-than-expected earnings and ongoing organic growth as well as plans to open stores in the U.S. and Spain. Pharmaceutical holding Astra finalized its merger with Zeneca of the U.K., but the shares were weak along with the rest of the sector. Nonetheless the combined group now has the scale to compete with the largest companies in terms of research and international marketing.

     The Netherlands was weak in dollar terms as multinational growth stocks fell out of favor. Our position in Wolters Kluwer, an international publisher with a steady growth record, lagged. But interest returned to more cyclical stocks such as Royal Dutch Petroleum, a beneficiary of the rising oil price. Semiconductor stocks such as chip equipment maker ASM Lithography outperformed on the back of global recovery and demand for technology products. In Switzerland, Nestle (confectionery and consumers goods) suffered early in the period because its important emerging markets business had been dampened by earlier economic crises. Performance picked up, however, as emerging market demand began to revive in the second quarter. Global employment agency Adecco was strong due to the growth of temporary employment around the world.


     Far East

     In Japan, the market's strong rise in the first half was powered by heavy foreign investment as global portfolio managers (who have long been wary of Japan) reallocated assets in anticipation of recovery there. More encouraging economic data, an unprecedented amount of corporate activity and restructuring announcements, and further steps toward recapitalizing the financial sector contributed to enthusiasm. After a sharp contraction in GDP in the fourth quarter, the June announcement of better-than-expected first quarter growth was a major boost for the market. In addition, two consecutive tankan surveys by the Bank of Japan (the latest released in early July) gave better-albeit still very low-readings on business confidence. The government has also become more assertive in providing the right background for the economic recovery. In March, the prime minister turned to supply-side measures as he urged businesses to reduce overcapacity.

     Numerous companies announced restructuring plans to include job cuts and plant closings. There was a new willingness to tolerate foreign investment in Japanese business. Notably, U.K. giant Cable & Wireless, as mentioned, acquired IDC. Other foreign inroads in Japanese telecom during the period included BT and AT&T taking a 30% stake in Japan Telecom, MCI WorldCom and Global Crossing entering a joint venture with Marubeni, and NTT agreeing to a venture with AT&T in international data communications. In other sectors, restructuring through collaboration in once-strategic product areas such as semiconductors demonstrated that some businesses are taking steps to improve returns at the expense of sheer size-their traditional emphasis. Notably, electronics giants NEC and Hitachi announced a joint venture to make memory chips. Sony and other major companies announced extensive rationalization of their manufacturing capacity, which will inevitably involve layoffs both in Japan and overseas.

     Against this mostly positive backdrop, there were also lingering areas of concern. Financial authorities continued to find significant bad-debt exposure, most recently in regional banks and life insurers, which increases the likelihood that those institutions will also require a bailout. Because of such persisting problems, and the fact that the market has already discounted much positive news, we need to see more implementation of restructuring before increasing our position in Japan. Recovery in the rest of Asia is also important for the Japanese economy-and Japan's signs of recovery are also vital for Asia. The more distinct upturn in the smaller economies of the Pacific region and recovery in Europe are helpful for Japan, particularly with the prospect of a slowdown in exports to the U.S.

     Elsewhere in the Pacific, the smaller stock markets of the region also sustained significant rallies. Investors sensed that the worst might be over for a number of these economies, and falling interest rates, improving economic data, and progress on structural reforms helped too. As is typical when markets recover, stocks that performed worst during the downturn led the rally-in this case, financial and cyclical stocks. We increased exposure to Southeast Asia during the period.


     Sector Diversification

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  12/31/98              6/30/99
     ---------------------------------------------------------------------------

     Services                                        28.3%                30.2%

     Finance                                         20.6                 20.2

     Consumer Goods                                  21.6                 19.4

     Capital Equipment                               11.3                 14.4

     Energy                                           8.2                  8.2

     Materials                                        3.2                  3.0

     Multi-industry                                   1.8                  1.2

     Gold Mines                                        --                   --

     Miscellaneous                                    0.1                   --

     Reserves                                         4.9                  3.4
     ---------------------------------------------------------------------------

    Total                                           100.0%               100.0%


     Our portfolio structure in the Pacific outside of Japan (about 7% of net assets) is fairly conservative and focuses on the more stable economies of the region such as Hong Kong and Australia. Hong Kong (2.4% of net assets) avoided the traumas of overinvestment and currency collapse that plagued the rest of the region but still suffered a sharp contraction in its economy. To protect the link between the Hong Kong and the U.S. dollar, the authorities maintained a high interest rate policy for most of 1998, but the price for this was a weak real estate market and deflation. However, Hong Kong remains a key financial center for the Pacific, and its stock market rallied strongly as interest rates fell and investors refocused on the region. One new purchase was property company New World Development, which is restructuring its balance sheet to boost returns and will benefit from a strong market position in the improving economic environment. Elsewhere, we added United Overseas Bank of Singapore, where the financial sector is being deregulated, and Korea Telecom, Korea's dominant local operator, which also has a significant Internet position.

     Australia (2.8% of net assets) seems to have come through the regional crises almost unscathed. The economy is growing steadily and there has been a virtuous mix of low inflation and a strong currency. Unemployment declined moderately and consumer sentiment remained healthy. In common with a number of Pacific economies, the recent improvement in commodity prices should help prospects. Thus we added natural resources leader BHP, which outperformed because of its sector's strength and because of its progress in restructuring. However, the bulk of the portfolio remained in service sectors such as banks and telecommunications/media stocks, such as News Corporation.


     Latin America

     Latin America had a strong first half, albeit one that ended on a note of caution. While Brazil was the main newsmaker, Mexico was the standout performer. In Brazil, political opposition to budget cuts mounted, with states and institutions filing lawsuits to avoid paying social security contributions and new taxes. These negative developments, combined with a tightening of U.S. monetary policy, pushed Brazil lower after mid-May.

     The Mexican stock market held up remarkably well during the Brazilian crisis and then performed far better than other regional markets during the recovery, due to its close associations with the U.S. economy. The Argentine economy slowed sharply following the Brazilian devaluation, but the banking system is now far stronger than when confidence was last tested five years ago. The acquisition of energy company YPF by Spain's Repsol gave Argentine shares a major boost. But the U.S. rate hike, upcoming presidential elections, and opposition to continuing fiscal reforms raised the risks for Argentina, and the market began to decline in May.

     Our Latin investments were concentrated in Brazil and Mexico with the balance mostly in Argentina. Key holdings include telecommunications giants Telebras in Brazil and Telmex in Mexico. Telmex is forging an alliance with U.S. local phone giant SBC Communications to develop data services for Hispanics in the Americas, and also has a stake in Internet service Prodigy and in fiber optic carrier Williams Communications Group, both of the U.S.


INVESTMENT POLICY AND OUTLOOK

     Despite the euro's weak start, we remain comfortable with by far the majority of portfolio assets in Europe, with the U.K. largest single country weighting. (The U.K. is not currently a member of the EMU.) We are, however, slightly underweight in both compared with the MSCI EAFE Index. Japan is second largest country position, and we are again underweight. We steadily added to our positions in the balance of the Pacific, and are slightly overweight versus the index. Our modest exposure to Latin America is a significant factor in the portfolio since it is not represented in the benchmark. During the past six months there were no major regional shifts. Going forward, we will continue to monitor the progress of recovery in Japan and Asia, having experienced the volatility of these markets and being of the opinion that a lot of optimism is already priced in. We believe that the extent to which positive plans and reforms are implemented will underpin the extent to which these markets continue to rise, or plunge as sharply as they have recently leapt. In the first half, we did make changes in individual holdings. We sold where individual valuations looked extended or where we felt growth prospects had been fully realized, but added to positions or bought new ones that fit our criteria of strong competitive position, steady growth, and reasonable valuation.

     We look for European markets to improve gradually, helped by moderate appreciation of the euro late in the year. Despite our anticipation that U.S. growth will ease, we believe that the recovery in other regions can help support growth in Europe. In the quest to enhance shareholder value, we foresee abundant corporate activity, bearing in mind that there will be caution about computer system integration ahead of the year 2000. While we do see Japan as on the road to recovery, we also see some possible detours along the way. Necessary corporate restructuring will only increase unemployment in the short term, and the financial sector remains deeply troubled. In addition, Japan now has a record level of outstanding debt following unprecedented issuance last year.

     While the immediate prospects for the rest of Asia may be encouraging, we are less enthusiastic over the medium term because the recent recovery in asset prices takes pressure off regional leaders to implement much-needed reforms, and off companies to restructure. In Latin America, much depends on the political environment. Mexico appears to boast the best fundamentals currently.

     The progress in international markets so far this year should continue, though regional performance may rotate away from Asia and Latin America and back to Europe. Inflation is likely to stay muted. The recovery of international demand should compensate for less robust U.S. demand, and we believe global markets will make reasonable progress in the second half. Our country weightings and our preference for growth stocks with reasonable valuations should help us achieve our goal of long-term capital growth.

     Respectfully submitted,

     Martin G. Wade
     President

     July 20, 1999


Portfolio Highlights

Twenty-Five Largest Holdings

                                                                Percent of
                                                                Net Assets
                                                                   6/30/99
--------------------------------------------------------------------------------

National Westminster Bank, United Kingdom                             2.4%

SmithKline Beecham, United Kingdom                                    1.8

Shell Transport & Trading, United Kingdom                             1.7

Wolters Kluwer, Netherlands                                           1.6

Nestle, Switzerland                                                   1.6

Vivendi, France                                                       1.4

ING Groep, Netherlands                                                1.4

Glaxo Wellcome, United Kingdom                                        1.4

Kingfisher, United Kingdom                                            1.4

Diageo, United Kingdom                                                1.3

Novartis, Switzerland                                                 1.2

Telebras, Brazil                                                      1.2

Mannesmann, Germany                                                   1.1

Fortis, Belgium/Netherlands                                           1.0

Nokia, Finland                                                        1.0

UBS, Switzerland                                                      1.0

Sony, Japan                                                           1.0

Canon, Japan                                                          1.0

Telefonica de Espana, Spain                                           1.0

Hennes & Mauritz, Sweden                                              1.0

Pinault Printemps Redoute, France                                     0.9

Total, France                                                         0.9

Unilever, United Kingdom/Netherlands                                  0.9

Nippon Telegraph & Telephone, Japan                                   0.9

Roche Holdings, Switzerland                                           0.9
--------------------------------------------------------------------------------

Total                                                                31.0%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

International Stock Portfolio

As of 6/30/99

                                                              Lipper Variable
                                                              Annuity
                       International        MSCI              Underlying
                       Stock                EAFE              International
                       Portfolio            Index             Funds Average

3/31/94                10,000               10,000            10,000
6/94                   10,100               10,518            10,065
6/95                   10,574               10,723            10,560
6/96                   12,341               12,183            12,370
6/97                   14,491               13,787            14,722
6/98                   15,222               14,667            16,290
6/99                   16,093               15,829            17,062

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio

Periods Ended 6/30/99
                                                           Since    Inception
    1 Year          3 Years          5 Years           Inception         Date
--------------------------------------------------------------------------------

     5.72%            9.25%            9.76%               9.49%      3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price International Stock Portfolio
(Unaudited)

                                For a share outstanding throughout each period
                     -----------------------------------------------------------

                     6 Months      Year                                 3/31/94
                        Ended     Ended                                 Through
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE
Beginning of period  $  14.52  $  12.74  $  12.64  $  11.26  $  10.18  $ 10.00

Investment activities
  Net investment
  income                 0.12      0.17      0.12      0.09      0.07     0.06
  Net realized and
  unrealized
  gain (loss)            0.43      1.84      0.27*     1.55      1.06     0.12

Total from
investment activities    0.55      2.01      0.39      1.64      1.13     0.18

Distributions
  Net investment
  income                 --       (0.17)    (0.12)    (0.17)    (0.05)     --
  Net realized gain      --       (0.06)    (0.06)    (0.09)     --        --
In excess of net
  realized gain          --        --       (0.11)     --        --        --

Total distributions      --       (0.23)    (0.29)    (0.26)    (0.05)     --

NET ASSET VALUE
End of period        $  15.07  $  14.52  $  12.74  $  12.64  $  11.26  $ 10.18
                     ---------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)    3.79%    15.86%     3.09%    14.70%    11.18%    1.80%

Ratio of total
expenses to average
net assets               1.05%!    1.05%     1.05%     1.05%     1.05%    1.05%!

Ratio of net investment
income to average
net assets               1.67%!    1.25%     1.10%     1.22%     1.47%    1.50%!

Portfolio
turnover rate            15.2%!    18.1%     16.6%      9.7%     17.4%     4.6%!

Net assets,
end of period
(in thousands)       $535,700  $497,946  $369,400  $210,746  $ 51,661  $ 9,095

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
!         Annualized

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments
T. Rowe Price International Stock Portfolio
June 30, 1999 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

ARGENTINA  0.3%

Common Stocks  0.3%

Banco de Galicia Buenos
  Aires (Class B) ADR (USD)                              20,431   $      414

Banco Frances del Rio
  de la Plata ADR (USD)                                  16,357          311

Telefonica de Argentina
  (Class B) ADR (USD)                                    32,370        1,015

Total Argentina (Cost $1,797)                                          1,740


AUSTRALIA  2.8%

Common Stocks  2.5%

Australian Gas Light                                     91,946          559

Brambles Industries                                      39,000        1,026

Broken Hill Proprietary                                  65,005          752

Colonial Limited                                        347,950        1,231

Commonwealth Bank of
  Australia                                             103,118        1,639

Lend Lease                                               56,362          773

News Corporation                                        161,852        1,379

Publishing & Broadcasting                               209,000        1,377

TABCORP Holdings                                        139,000          935

Telstra                                                 368,744        2,110

Westpac Bank                                            243,354        1,577

                                                                      13,358


Preferred Stocks  0.3%

News Corporation                                        145,932        1,111

Star City Holdings                                      440,800          428

                                                                       1,539

Total Australia (Cost $11,523)                                        14,897


BELGIUM  1.6%

Common Stocks  1.6%

Dexia (EUR)                                               3,996          595

Fortis B (EUR)                                           72,122        2,264

KBC Bancassurance
  Holding (EUR)                                          74,320        4,405

Societe Europeenne des Satellites
  (Class A) (EUR)                                         3,328          482

UCB (EUR)                                                17,300          740

Total Belgium (Cost $6,408)                                            8,486


BRAZIL  2.0%

Common Stocks  1.3%

Pao de Acucar GDR (USD)                                  30,973   $      579

Telebras ADR (USD)                                       68,445        6,173

Telecomunicacoes
  de Sao Paulo                                           58,539            5

Unibanco GDR (USD)                                       18,802          452

                                                                       7,209

Preferred Stocks  0.7%

Banco Bradesco                                       52,879,646          266

Banco Itau                                              734,070          377

Cia Cimento Portland Itau                               469,150           45

Cia Energetica Minas Gerais                          14,334,541          301

Cia Energetica Minas Gerais
  ADR, Sponsored,
  Nonvoting (USD)                                        29,606          622

Pao de Acucar GDR (USD)                                   1,555           29

Petrol Brasileiros                                    8,762,069        1,361

Telebras ADR (USD)                                       68,445            4

Telecomunicacoes de Minas
  Gerais (Class B)                                       15,415            1

Telecomunicacoes
  de Sao Paulo                                        4,486,666          532

Telecomunicacoes de Sao
  Paulo Celular (Class B)                             4,282,641          214

Telesp                                                   44,414            5

Unibanco, Units (Each unit
  consists of 1 preferred share
  and 1 Unibanco Holdings
  (Class B) share)                                          280            0

                                                                       3,757

Total Brazil (Cost $13,358)                                           10,966


CANADA  0.2%

Common Stocks  0.2%

Alcan Aluminum                                           22,680          720

Royal Bank of Canada                                     11,860          524

Total Canada (Cost $1,152)                                             1,244


CHILE  0.1%

Common Stocks  0.1%

Chilectra ADR (144a) (USD)                               12,826          269

Total Chile (Cost $298)                                                  269


CHINA  0.5%

Common Stocks  0.5%

China Telecom (HKD)                                     574,000   $    1,594

Huaneng Power International
  ADR (USD) *                                            56,500          968

Total China (Cost $2,226)                                              2,562


DENMARK  0.3%

Common Stocks  0.3%

Den Danske Bank                                           6,460          702

Tele Danmark                                             13,980          686

Unidanmark (Class A)                                      4,750          316

Total Denmark (Cost $1,536)                                            1,704


FINLAND  1.0%

Common Stocks  1.0%

Nokia (EUR)                                              62,290        5,458

Total Finland (Cost $1,303)                                            5,458


FRANCE  10.2%

Common Stocks  10.2%

AXA (EUR)                                                32,429        3,955

Alcatel Alsthom (EUR)                                    17,058        2,400

Banque National de Paris (EUR)                           15,300        1,274

Carrefour (EUR)                                          27,772        4,080

Cie de St. Gobain (EUR)                                  12,120        1,930

Credit Commercial de
  France (EUR)                                           14,595        1,577

Danone (EUR)                                              6,610        1,704

Dexia France (EUR)                                        3,229          432

Dexia France, Bearer (EUR)                                2,958          396

Elf Aquitaine (EUR)                                      15,340        2,250

L'Oreal (EUR)                                             1,764        1,192

Lafarge (EUR)                                             6,770          643

Legrand (EUR)                                             5,930        1,207

Pinault Printemps
  Redoute (EUR)                                          29,255        5,018

Sanofi (EUR)                                             89,372        3,791

Schneider (EUR)                                          45,022        2,527

Societe Generale (EUR)                                   10,344        1,822

Sodexho Alliance (EUR)                                   20,018        3,446

Television Francaise (EUR)                                9,960        2,320

Total (Class B) (EUR)                                    38,638        4,983

Vivendi (EUR)                                            95,334   $    7,720

Total France (Cost $40,361)                                           54,667


GERMANY  6.5%

Common Stocks  6.1%

Allianz (EUR)                                             8,860        2,457

Bayer (EUR)                                              48,652        2,026

Bayerische Vereinsbank (EUR)                             65,160        4,232

Deutsche Bank (EUR)                                      45,464        2,772

Deutsche Telekom (EUR)                                   56,761        2,370

Dresdner Bank (EUR)                                      52,886        2,066

Gehe (EUR)                                               65,961        3,032

Hoechst (EUR)                                            14,940          676

Mannesmann (EUR)                                         38,050        5,676

Rhoen Klinikum (EUR)                                      7,650          761

SAP (EUR)                                                 6,470        2,188

Siemens (EUR)                                            15,123        1,166

Veba (EUR)                                               40,870        2,401

Volkswagen (EUR)                                         11,980          767

                                                                      32,590

Preferred Stocks  0.4%

Fielmann (EUR)                                            6,182          229

Fresenius (EUR)                                           2,370          419

SAP (EUR)                                                 3,760        1,502

                                                                       2,150

Total Germany (Cost $31,138)                                          34,740


HONG KONG  2.4%

Common Stocks  2.4%

Cheung Kong Holdings                                    145,000        1,290

CLP Holdings                                            261,000        1,268

Dao Heng Bank Group                                      64,000          287

Henderson Land Development                              229,000        1,316

Hong Kong
  Telecommunications                                    318,800          826

HSBC Holdings                                            60,400        2,203

Hutchison Whampoa                                       388,000        3,513

New World Development
  (USD)                                                 285,000          854

Sun Hung Kai Properties                                 122,000        1,113

Total Hong Kong (Cost $10,460)                                        12,670



INDIA  0.2%

Common Stocks  0.2%

Mahanagar Telephone                                     129,000   $      553

Mahanagar Telephone
  GDR (USD)                                              35,000          355

State Bank of India
  GDR (USD)                                              22,800          278

Total India (Cost $1,317)                                              1,186


IRELAND  0.1%

Common Stocks  0.1%

CBT Group ADR (USD) *                                    38,411          634

Total Ireland (Cost $1,167)                                              634


ITALY  5.0%

Common Stocks  5.0%

Assicurazioni Generali (EUR)                             57,480        1,991

Banca di Roma (EUR)                                     306,000          440

Banca Popolare di Brescia
  (EUR)                                                  61,000        2,613

Credito Italiano (EUR)                                  523,601        2,299

ENI (EUR)                                               528,655        3,155

Gucci Group (USD)                                        23,401        1,638

Istituto Nazionale delle
  Assicurazioni (EUR)                                   977,000        2,266

Italgas (EUR)                                            86,000          361

Mediolanum (EUR)                                        163,295        1,254

Sao Paolo IMI (EUR)                                     158,041        2,151

Tecnost (EUR)                                           289,800          714

Telecom Italia (EUR)                                    354,550        3,684

Telecom Italia Mobile (EUR)                             726,784        4,338

Total Italy (Cost $22,198)                                            26,904


JAPAN  17.9%

Common Stocks  17.9%

Canon                                                   185,000        5,322

Citizen Watch                                            53,000          460

Daiichi Pharmaceutical                                   94,000        1,459

Daiwa House                                             111,000        1,168

DDI                                                         234        1,457

Denso                                                   191,000        3,884

East Japan Railway                                          284        1,526

Fanuc                                                    24,200        1,300

Fujitsu                                                  91,000   $    1,832

Hitachi                                                 218,000        2,045

Honda Motor                                              11,000          466

Ito-Yokado                                               33,000        2,210

Kao                                                     104,000        2,923

Kokuyo                                                   55,000          887

Komori                                                   49,000          883

Kuraray                                                 145,000        1,745

Kyocera                                                  46,000        2,700

Makita                                                   72,000          815

Marui                                                   145,000        2,397

Matsushita Electric Industrial                          225,000        4,371

Mitsubishi                                              132,000          895

Mitsubishi Heavy Industries                             614,000        2,492

Mitsui Fudosan                                          279,000        2,260

Murata Manufacturing                                     68,000        4,475

NEC                                                     351,000        4,367

Nippon Telegraph & Telephone                                423        4,930

Nomura Securities                                       227,000        2,659

NTT Mobile Communication
  Network                                                    48          651

NTT Mobile Communication
  Network, New                                              192        2,571

Sankyo                                                  154,000        3,883

Sekisui Chemical                                        176,000        1,021

Sekisui House                                           124,000        1,339

Seven-Eleven Japan                                       16,000        1,569

Shin-Etsu Chemical                                       76,000        2,544

Shiseido                                                 65,000          975

Sony                                                     49,400        5,329

Sumitomo                                                236,000        1,727

Sumitomo Electric Industries                            299,000        3,401

TDK                                                      45,000        4,118

Tokio Marine & Fire Insurance                            58,000          631

Tokyo Electronics                                        20,000        1,357

Toppan Printing                                         104,000        1,161

Toshiba Corp                                             77,000          549

Uny                                                      67,000        1,008

Total Japan (Cost $88,050)                                            95,762


MEXICO  1.8%

Common Stocks  1.8%

Cemex (Class B)                                          82,767          410

Cemex ADR (Represents 2
  Participating Certificates)
  (USD)                                                 100,530   $      999

Femsa UBD (Class L)
  (Represents 1 Class B,
  4 Series D shares)                                    216,290          865

Gruma (Class B)                                          82,112          137

Gruma ADR (USD)                                          18,052          122

Grupo Financiero Bancomer
  (Class B) GDS (USD)                                       820            6

Grupo Financiero Bancomer
  (Class L)                                                 607            0

Grupo Industrial Maseca
  (Class B)                                             237,010          141

Grupo Modelo (Class C)                                  252,056          719

Grupo Televisa GDR (USD) *                               22,845        1,024

Kimberly-Clark de Mexico
  (Class A)                                             208,512          858

Telefonos de Mexico
  (Class L) ADR (USD)                                    51,246        4,141

TV Azteca ADR (USD)                                      26,200          136

Total Mexico (Cost $7,401)                                             9,558


NETHERLANDS  9.2%

Common Stocks  9.2%

ABN Amro (EUR)                                          107,082        2,318

Ahold (EUR)                                              87,991        3,030

Akzo Nobel (EUR)                                          9,664          406

ASM Lithography (EUR)                                    61,230        3,541

CSM (EUR)                                                38,121        1,904

Elsevier (EUR)                                          190,704        2,212

Equant (EUR)                                              9,150          843

Fortis Nl (EUR)                                         105,360        3,253

ING Groep (EUR)                                         139,575        7,554

KPN (EUR)                                                12,134          569

Koninklijke Philips
  Electronics (EUR)                                      40,774        4,020

Numico (EUR)                                             31,390        1,111

Royal Dutch Petroleum (EUR)                              66,360        3,886

STMicroelectronics (EUR)                                 27,660        1,842

TNT Post Groep (EUR)                                     12,134          290

Unilever (EUR)                                           36,242        2,441

VNU (EUR)                                                39,750        1,588

Wolters Kluwer (EUR)                                    216,240        8,604

Total Netherlands (Cost $41,997)                                      49,412


NEW ZEALAND  0.3%

Common Stocks  0.3%

Telecom Corporation of
  New Zealand                                           312,000   $    1,338

Total New Zealand (Cost $1,418)                                        1,338


NORWAY  0.8%

Common Stocks  0.8%

Bergesen (Class A)                                        6,500           96

Norsk Hydro                                              44,647        1,682

Orkla (Class A)                                         166,560        2,589

Total Norway (Cost $5,460)                                             4,367


PORTUGAL  0.5%

Common Stocks  0.5%

Jeronimo Martins (EUR)                                   85,060        2,809

Total Portugal (Cost $1,709)                                           2,809


RUSSIA  0.0%

Common Stocks  0.0%

Rao Gazprom ADS (USD) *                                  16,370          184

Total Russia (Cost $302)                                                 184


SINGAPORE  0.5%

Common Stocks  0.5%

Singapore Press                                          46,876          799

United Overseas Bank                                    233,000        1,629

Total Singapore (Cost $2,173)                                          2,428


SOUTH KOREA  0.7%

Common Stocks and Rights  0.7%

Korea Telecom (USD)                                      33,000        1,320

Samsung Electronics                                      15,466        1,697

SK Telecom                                                  404          546

SK Telecom, Rights 7/28/99 *                                 92           48

Total South Korea (Cost $3,046)                                        3,611


SPAIN  3.1%

Common Stocks  3.1%

Argentaria Banca de Espana
  (EUR)                                                  49,540        1,128

Banco Bilbao Vizcaya (EUR)                               55,920          808

Banco Popular Espanol (EUR)                               8,990          647

Banco Santander (EUR)                                   248,210   $    2,584

Empresa Nacional
  de Electricidad (EUR)                                  82,528        1,759

Gas Natural (EUR)                                        13,897        1,010

Iberdrola (EUR)                                         135,450        2,062

Repsol (EUR)                                             55,884        1,141

Telefonica de Espana (EUR)                              110,031        5,298

Total Spain (Cost $11,870)                                            16,437


SWEDEN  3.7%

Common Stocks  3.7%

ABB AG (Class A)                                         13,614        1,275

AstraZeneca Group                                       117,050        4,564

Atlas Copco (Class B)                                    49,390        1,327

Electrolux (Class B)                                    153,490        3,218

Esselte (Class B)                                         9,700          101

Granges                                                   7,430          126

Hennes & Mauritz (Class B)                              211,390        5,229

Meto                                                      9,700           48

Nordbanken Holding                                      415,244        2,431

Sandvik (Class B)                                        43,970          974

Securitas (Class B)                                      37,494          561

Total Sweden (Cost $14,287)                                           19,854


SWITZERLAND  6.3%

Common Stocks  6.3%

ABB AG                                                   23,536        2,217

Adecco                                                    6,447        3,453

Credit Suisse Group                                      12,530        2,168

Nestle                                                    4,617        8,316

Novartis                                                  4,358        6,362

Roche Holdings                                              456        4,686

Swisscom                                                  2,087          785

UBS                                                      18,253        5,446

Total Switzerland (Cost $28,071)                                      33,433


TAIWAN  0.1%

Common Stocks  0.1%

Taiwan Semiconductor
  Manufacturing                                         172,200          658

Total Taiwan (Cost $596)                                                 658


UNITED KINGDOM  18.5%

Common Stocks  18.5%

Abbey National                                          157,000   $    2,949

Asda Group                                              503,000        1,724

BG                                                      163,823        1,001

British Petroleum                                       145,000        2,601

Cable & Wireless                                        341,000        4,348

Cadbury Schweppes                                       597,720        3,790

Caradon                                                 379,700          889

Centrica                                                137,700          323

Compass Group                                           378,000        3,750

David S. Smith                                          185,000          440

Diageo                                                  688,280        7,231

Electrocomponents                                       117,000          864

GKN                                                      40,000          686

Glaxo Wellcome                                          269,000        7,441

Hays                                                    107,000        1,128

John Laing (Class A)                                     72,000          357

Kingfisher                                              620,000        7,235

Ladbroke Group                                          226,000          903

National Westminster Bank                               604,000       12,805

Rank Group                                              119,000          471

Reed International                                      702,000        4,664

Rio Tinto                                               177,000        2,994

Rolls Royce                                             124,480          526

Safeway                                                 350,500        1,406

Shell Transport & Trading                             1,191,500        8,954

SmithKline Beecham                                      759,600        9,872

Tesco                                                   898,000        2,314

Tomkins                                                 664,592        2,881

Unilever                                                281,035        2,494

United News & Media                                     234,000        2,250

Total United Kingdom (Cost $82,874)                                   99,291


SHORT-TERM INVESTMENTS  5.3%

Money Market Funds  5.3%

Reserve Investment Fund
  5.05% #                                            28,641,139       28,641

Total Short-Term Investments
(Cost $28,641)                                                        28,641


Total Investments in Securities
101.9% of Net Assets (Cost $464,137)                              $  545,910

Other Assets Less Liabilities                                        (10,210)

NET ASSETS                                                        $  535,700
                                                                  ----------

   *   Non-income producing
   #   Seven-day yield
 ADR   American Depository Receipt
 ADS   American Depository Share
 GDR   Global Depository Receipt
 GDS   Global Depository Share
144a   Security was purchased pursuant to Rule 144a under the Securities
       Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.05% of net assets.
 EUR   Euro
 HKD   Hong Kong dollar
 USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
June 30, 1999 (Unaudited)
In thousands

Assets

Investments in securities,
at value (cost $464,137)                                          $545,910
Securities lending collateral                                      42,234
Other assets                                                       15,911

Total assets                                                      604,055

Liabilities

Obligation to return
securities lending collateral                                      42,234
Other liabilities                                                  26,121

Total liabilities                                                  68,355

NET ASSETS                                                        $535,700
                                                                  --------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $ 4,061
Accumulated net realized gain/loss -
net of distributions                                                1,481
Net unrealized gain (loss)                                         81,741

Paid-in-capital applicable to 35,536,010
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                            448,417

NET ASSETS                                                       $535,700
                                                                 --------

NET ASSET VALUE PER SHARE                                        $  15.07
                                                                 --------

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                                 6 Months
                                                                    Ended
                                                                  6/30/99

Investment Income

Income
  Dividend (net of foreign taxes of $891)                         $ 6,211
  Interest                                                            682

  Total income                                                      6,893

Expenses
  Investment management and administrative                          2,662

Net investment income                                               4,231

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                        9,474
  Foreign currency transactions                                      (191)

  Net realized gain (loss)                                          9,283

Change in net unrealized gain or loss
  Securities                                                        6,389
  Other assets and liabilities
  denominated in foreign currencies                                   (52)

  Change in net unrealized gain or loss                             6,337

Net realized and unrealized gain (loss)                            15,620

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $19,851
                                                                  -------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/99             12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      4,231         $      5,600
  Net realized gain (loss)                           9,283               (2,665)

  Change in net unrealized
  gain or loss                                       6,337               58,856

  Increase (decrease) in net
  assets from operations                            19,851               61,791

Distributions to shareholders
  Net investment income                               --                 (5,770)
  Net realized gain                                   --                 (2,036)

  Decrease in net assets
  from distributions                                  --                 (7,806)

Capital share transactions*
  Shares sold                                      121,688              234,509
  Distributions reinvested                            --                  7,806
  Shares redeemed                                 (103,785)            (167,754)

  Increase (decrease) in
  net assets from capital
  share transactions                                17,903               74,561

Net Assets

Increase (decrease)
during period                                       37,754              128,546
Beginning of period                                497,946              369,400

End of period                                 $    535,700         $    497,946
                                              ---------------------------------

*Share information
  Shares sold                                        8,262               16,773
  Distributions reinvested                            --                    561
  Shares redeemed                                   (7,027)             (12,035)

  Increase (decrease) in
  shares outstanding                                 1,235                5,299

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price International Stock Portfolio Fund
June 30, 1999 (Unaudited)



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At June 30, 1999, the value of loaned securities was $39,657,000; aggregate collateral consisted of $42,234,000 in the securities lending collateral pool and U.S. government securities valued at $1,693,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $63,752,000 and $35,887,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $5,671,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available loss carryforwards.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $464,137,000. Net unrealized gain aggregated $81,773,000 at period-end, of which $102,768,000 related to appreciated investments and $20,995,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $423,000 was payable at June 30, 1999. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $566,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $7,620,000 with certain affiliates of the manager and paid commissions of $15,000 related thereto.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP653 (6/99)
K15-056 6/30/99